Exhibit 10.6


  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission


                                                               QUOTATION
REYNOLDS ALUMINUM SUPPLY COMPANY
A DIVISION OF
REYNOLDS METALS COMPANY
---------------------------------------
                     Featherlite Mfg.                DATE:  4/22/99
                        Hwy 63 & 9
                     Cresco, IA 52136
                                                     SUBJECT:

                      Mr. Craig Lepa                 REYNOLDS REF.NO: 99-04-011
---------------------------------------
REYNOLDS ALUMINUM SUPPLY COMPANY ("SELLER") IS PLEASED TO SUBMIT ITS QUOTATION TO BUYER AS FOLLOWS:


------------ --------------------------------------------------- ----------------- ----------------- -----------------
   ITEM                         DESCRIPTION                          QUANTITY         UNIT PRICE          AMOUNT
------------ --------------------------------------------------- ----------------- ----------------- -----------------
                      6061 T6 IMP TREAD PLATE

     1                .125 x 48 x C-T-L                                 ***** LBS         $*****/LB

     2                .125 x 60 x C-T-L                                 ***** LBS         $*****/LB

             Notes:  A)  PRICE FIRM FOR DURATION OF CONTRACT
                     B)  MATERIAL TO BE RELEASED NOVEMBER 1, 1999 THROUGH DECEMBER 31, 2000.
------------ --------------------------------------------------------------------------------------- -----------------


THIS QUOTATION IS SUBJECT TO CHANGE OR CANCELLATION AT ANY TIME WITHOUT NOTICE AND SHOULD THEREFORE BE RECONFIRMED PRIOR TO PLACEMENT OF ORDER

PACKING:  2500# max skid
ESTIMATED SHIPMENT AFTER RECEIPT OF ORDER: 2 TO 3 DAYS
PAYMENT TERMS (FROM INVOICE DATE) SUBJECT TO APPROVAL OF TREASURER: Net 45 days DELIVERY TERMS: (SEE PAR. 11 REVERSE SIDE) as needed
END USE:  Trailers
   SHOULD YOU HAVE ANY QUESTIONS CONCERNING THIS QUOTATION OR SHOULD YOU WISH TO PLACE AN ORDER PLEASE CONTACT THE UNDERSIGNED

    /s/STEVE MERRYMAN         /s/FRANK GUARINO       /s/GARY IHRKE
    Steve Merryman            Frank Guarino                      4/26/99

                         QUOTATION TERMS AND CONDITIONS
--------------------------------------------------------------------------------
1. ACCEPTANCE - NO ORDER SUBMITTED PURSUANT TO THIS QUOTATION WILL BE BINDING ON SELLER UNLESS ACCEPTED BY THE ISSUANCE OF SELLER'S ACKNOWLEDGMENT AND SALES ORDER.
2. ERRORS - ANY ERRORS INCORPORATED IN OR APPEARING ON THIS QUOTATION ARE SUBJECT TO CORRECTION.
3. MANUFACTURING TOLERANCES - UNLESS OTHERWISE INDICATED,
   PRICE DATA COVERS ONLY MATERIAL CONFORMING TO SELLER'S STANDARD
   MANUFACTURING LIMITS AS TO SIZES, TOLERANCES, FINISHES AND PROPERTIES.
4. REVISION OF TERMS AND CONDITIONS - NONE OF SELLER'S REPRESENTATIVES HAS AUTHORITY TO MODIFY, RESCIND OR REVISE ANY OF THESE TERMS AND CONDITIONS OR ANY OF THE TERMS AND CONDITIONS APPEARING ON SELLER'S ACKNOWLEDGMENT AND SALES ORDER. TO BE EFFECTIVE, ANY WAIVER OR REVISION OF SUCH TERMS AND CONDITIONS SHALL BE IN WRITING AND SIGNED BY AN OFFICER OF SELLER.
5. CHANGE IN PRICES - THE PRICES QUOTED HEREIN ARE BASED UPON EXISTING CONDITIONS AND ARE SUBJECT TO CHANGE AT ANY TIME AT SELLER'S DISCRETION PRIOR TO ACCEPTANCE OF ORDERS AND THEREAFTER AS PROVIDED IN SELLER'S ACKNOWLEDGMENT AND SALES ORDER.
6. TERMS OF SALE, BUYER'S SUBMISSION OF AN ORDER IN RESPONSE TO THIS QUOTATION SHALL CONSTITUTE BUYER'S ACCEPTANCE OF SELLER'S TERMS AND CONDITIONS - THE RESULTING AGREEMENT FOR SALE SHALL BE INCORPORATED IN SELLER'S ACKNOWLEDGMENT AND SALES ORDER CONTAINING SELLER'S TERMS AND CONDITIONS. IF A COPY OF SELLER'S TERMS AND CONDITIONS IS NEEDED PRIOR TO PLACING AN ORDER, CONTACT SELLER'S REPRESENTATIVE.
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